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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 20, 2002

                                 WorldCom, Inc.
             (Exact Name of Registrant as Specified in its Charter)


       Georgia                 0-11258                    58-1521612
   (State or Other        (Commission File               (IRS Employer
   Jurisdiction of             Number)              Identification Number)
   Incorporation)


                            500 Clinton Center Drive
                           Clinton, Mississippi 39056
                     (Address of Principal Executive Office)

       Registrant's telephone number, including area code: (601) 460-5600

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ITEM 5. OTHER EVENTS.

     On May 20, 2002, the Company filed a supplement dated May 20, 2002 to its proxy statement dated April 22, 2002 on a Schedule 14A, which is filed as
Exhibit 99.1 hereto and incorporated by reference herein.

ITEM 7(c). EXHIBITS.

See Exhibit Index.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WORLDCOM, INC.



Date:  May 20, 2002                         By: /s/ SCOTT D. SULLIVAN
                                                -------------------------------
                                                Scott D. Sullivan
                                                Chief Financial Officer


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                                  EXHIBIT INDEX


EXHIBIT NO.                    DESCRIPTION
-----------                    -----------
99.1                           Schedule 14A information, filed May 20, 2002